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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2004

ISONICS CORPORATION
(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Item 7—Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired.

        To be filed by amendment.

(b)
Pro forma financial information.

        To be filed by amendment

(c)
Exhibits

99.1
Conference Call Transcript.

99.2
Press Release dated June 17, 2004 regarding conference call

Item 9—Regulation FD Disclosure

        On June 15, 2004, the Company held an Investor Conference Call hosted by CEO and President James E. Alexander. See attached Exhibit 99.1 for a complete transcript of the conference call. See attached Exhibit 99.2 for the press release that the Company issued reporting the conference call.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of June 2004.

Isonics Corporation
By:	/s/ JAMES E. ALEXANDER James E. Alexander President and Chief Executive Officer

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  Item 7—Financial Statements and Exhibits
  Item 9—Regulation FD Disclosure
SIGNATURES